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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K

                                ---------------

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 21, 2007

                                ---------------

                             NEXTWAVE WIRELESS INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                     000-51958                 20-5361360
 (State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation or                                     Identification No.)
        organization)


                             12670 HIGH BLUFF DRIVE
                           SAN DIEGO, CALIFORNIA 92130
                    (Address of principal executive offices)

                                 (858) 480-3100
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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



ITEM 8.01. OTHER EVENTS

      As disclosed in the Current Report on Form 8-K filed by NextWave Wireless Inc. ("NextWave") on May 17, 2007 (the "Initial Report"), NextWave completed the acquisition of IPWireless, Inc. ("IPWireless") on May 11, 2007. On July 26, 2007, NextWave filed a Current Report on Form 8-K/A ("Amendment No. 1") including audited historical financial information for the years ended December 31, 2006 and 2005, unaudited interim financial statements for the three months ended March 31, 2007 and 2006 and unaudited pro forma financial information for the three months ended March 31, 2007 and the year ended December 30, 2006, all relating to the IPWireless acquisition as required pursuant to Rule 3-05(b) and
Article 11 of Regulation S-X. On December 11, 2007, NextWave filed a Current Report on Form 8-K including updated unaudited pro forma financial information for the nine months ended September 29, 2007 and for the year ended December 30, 2006. The unaudited pro forma condensed combined statements of operations for the year ended December 29, 2007, included in this Current Report on Form 8-K as
Exhibit 99.1 supplement the previously provided pro forma information and should be read in conjunction therewith.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

  (a)   Pro Forma Financial Information

   The following pro forma financial information, together with accompanying summary notes, is included herein as Exhibit 99.1

          Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 29, 2007.

  (b)   Exhibits.

The Exhibit Index is incorporated into this Item 9.01 by reference.


EXHIBIT NO.    DESCRIPTION
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99.1           Unaudited Pro Forma Condensed Combined Statement of Operations
               for the Year Ended December 29, 2007.






                                       2

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         NEXTWAVE WIRELESS INC.


Date:  March 21, 2008                    By:  /s/  George C. Alex
                                            ----------------------------------
                                         Name:  George C. Alex
                                         Title: Executive Vice President and
                                                Chief Financial Officer








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                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION
-----------    -----------------------------------------------------------------

99.1 Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 29, 2007.